Rule 497(e)

File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated March 13, 2009

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

The following portfolios will be closed to new Contributions and incoming Transfers effective May 1, 2009 (the “Closed Funds”).

•	AllianceBernstein VPS Growth & Income Portfolio
•	AllianceBernstein VPS Growth Portfolio
•	Dreyfus Investment Portfolios MidCap Stock Portfolio
•	DWS Dreman High Return Equity VIP
•	DWS Growth & Income VIP
•	Neuberger Berman AMT Regency Portfolio
•	Third Avenue Value Portfolio

As a result, effective as of May 1, 2009, new Contributions and/or incoming Transfers will not be accepted into the Closed Funds. Existing balances as of April 30, 2009 may remain in the Closed Funds.

Any Contract Owner utilizing the Automatic Contribution Plan or a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Accounts of the Closed Funds should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2009, any allocations made to the Sub-Accounts of the Closed Funds will be directed to the Schwab Money Market™ Portfolio Sub-Account.

You may elect to transfer your Variable Account Value in the Sub-Account of the Closed Funds at any time by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk® at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account of the Closed Funds to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity® remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion, or substitution of Portfolios.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.